UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                               (e) Executive Compensation Matters

                                              (1) Establishment of Performance Goals.

                                                            (i) On March 25, 2009, the Compensation Committee established the performance goals for the 2009 fiscal year under the Annual Bonus Plan. The goals for the executives are based on a combination of pre-tax income and return-on-invested capital. Under the Annual Bonus Plan, the amount that would be paid to the executives if the performance goals are met is based on a percentage of their annual base salaries earned for the plan year. The percentage of annual base salary payable at threshold, target, and maximum for each of the executives included as named executive officers in the Company’s 2009 proxy statement is stated in the table below:

Name	Percent of Annual	Percent of Annual	Percent of Annual
	Base Salary at	Base Salary at	Base Salary at
	Threshold Payout	Target Payout	Maximum Payout
Matthew D. Serra	31.25%	125%	200%
Robert W. McHugh	18.75%	75%	131.25%
Ronald J. Halls	18.75%	75%	131.25%
Gary M. Bahler	18.75%	75%	131.25%
Laurie Petrucci	18.75%	75%	131.25%

                                                            (ii) On March 25, 2009, the Compensation Committee established the performance goals for the 2009-2011 Performance Period under the Long-Term Incentive Compensation Plan (the “Long-Term Bonus Plan”) based on the Company’s three-year average return-on-invested capital. Under the Long-Term Bonus Plan, individual target awards are expressed as a percentage of the rate of the executive’s annual base salary in the first year of the performance period. The percentages shown in the table below represent the percent of 2009 annual base salary rates that would be paid to each of the named executive officers at the end of the 2009-2011 performance period only if the established goals are achieved.

Name	Performance	Percent of	Percent of	Percent of Annual
	Period	Annual Base	Annual Base	Base Salary at
		Salary at	Salary at	Maximum Payout
		Threshold	Target
		Payout	Payout
Matthew D. Serra	2009-2011	22.5%	90%	180%
Robert W. McHugh	2009-2011	22.5%	90%	180%
Ronald J. Halls	2009-2011	22.5%	90%	180%
Gary M. Bahler	2009-2011	22.5%	90%	180%
Laurie Petrucci	2009-2011	22.5%	90%	180%

                                              (2) Restricted Stock Awards. On March 25, 2009, the Compensation Committee granted awards of restricted stock to the following named executive officers under the 2007 Stock Incentive Plan. Mr. Serra’s shares will vest on January 30, 2010, provided that he remains employed by the Company or one of its subsidiaries or affiliates through the vesting date. The shares for the other executives will vest on March 25, 2012, provided that they remain employed by the Company or one of its subsidiaries or affiliates through the vesting date. Each of the executives will be entitled to receive and retain all cash dividends that are payable after the date of grant to record holders of the Company’s Common Stock.

Name	Number of Shares	Closing Price on Date
		of Grant
Matthew D. Serra	60,000	$9.93
Robert W. McHugh	25,000	$9.93
Ronald J. Halls	50,000	$9.93
Gary M. Bahler	25,000	$9.93
Laurie Petrucci	25,000	$9.93

                                              (3) Stock Option Awards. On March 25, 2009, the Compensation Committee granted nonstatutory stock options to the following named executive officers under the 2007 Stock Incentive Plan. Mr. Serra’s options will vest on January 30, 2010. The options for the other executives will vest in three equal installments, on March 25, 2010, March 25, 2011, and March 25, 2012. The options were granted at an exercise price of $9.93 per share, which was 100 percent of the fair market value (closing price) of a share of the Company’s Common Stock on the date of grant.

Name	Number of Shares
Matthew D. Serra	125,000
Robert W. McHugh	25,000
Ronald J. Halls	50,000
Gary M. Bahler	25,000
Laurie Petrucci	25,000

                                              (4) Executive Officer Promotions.

                                                            (i) Robert W. McHugh. On March 31, 2009, the Company’s Board of Directors elected Robert W. McHugh to the position of Executive Vice President and Chief Financial Officer, effective May 1, 2009. Mr. McHugh, who is currently the Senior Vice President and Chief Financial Officer of the Company, has held his current position since November 21, 2005. In connection with his promotion, Mr. McHugh’s annual base salary will be increased to $575,000, effective May 1, 2009. He received the restricted stock award and stock option grant shown in the tables above under sections (2) and (3), respectively. Mr. McHugh will continue to be eligible to participate in the Annual and Long-Term Incentive Compensation Plans, the Supplemental Executive Retirement Plan, the Company’s broad-based benefit programs, including health, disability and life insurance programs, qualified 401(k) plan, pension plan and excess retirement plan. In addition, he will continue to be eligible to participate in certain other benefit programs offered by the Company to senior executives, including automobile expense reimbursement, executive medical expense reimbursement, executive life and long-term disability, and financial planning programs.

                                                             (ii) Giovanna Cipriano. (a) On March 31, 2009, the Company’s Board of Directors elected Giovanna Cipriano to the position of Senior Vice President and Chief Accounting Officer, effective May 1, 2009. Ms. Cipriano, who is currently the Vice President and Chief Accounting Officer of the Company, has held her current position since November 21, 2005. Ms. Cipriano will continue to be eligible to participate in the Annual and Long-Term Incentive Compensation Plans, the Company’s broad-based benefit programs, including health, disability and life insurance programs, qualified 401(k) plan, pension plan and excess retirement plan. In addition, she will be eligible to participate in the Supplemental Executive Retirement Plan and certain other benefit programs offered by the Company to senior executives, including automobile expense reimbursement, executive medical expense reimbursement, executive life and long-term disability, and financial planning programs.

                                                                      (b) On March 31, 2009, the Company entered into a Senior Executive Employment Agreement with Ms. Cipriano in the form attached as Exhibit 10.2 to the Company’s Form 8-K dated December 12, 2008 previously filed with the SEC, effective for a term of May 1, 2009 through January 31, 2010.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: March 31, 2009	By: /s/ Gary M. Bahler Senior Vice President, General Counsel and Secretary